UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 14, 2015 (December 9, 2015)

Travelport Worldwide Limited

(Exact name of Registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-36640 (Commission File No.)	98-0505105 (I.R.S. Employer Identification Number)

Axis One, Axis Park Langley, Berkshire, United Kingdom SL3 8AG (Address of principal executive office)

Registrant's telephone number, including area code 44-1753-288-000

N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 14, 2015, we announced the appointment of Bernard Bot to serve as our Executive Vice President and Chief Financial Officer. Mr. Bot will assume the role of Chief Financial Officer from Philip Emery, our current Executive Vice President and Chief Financial Officer, on January 1, 2016.

Mr. Bot, 49, served as Chief Financial Officer and member of the Board of Directors of Aer Lingus Plc, Ireland’s national airline, from September 2014 until October 2015. Before joining Aer Lingus, Mr. Bot served as Chief Financial Officer and member of the Board of Directors of TNT Express N.V., the international courier company listed on NYSE Euronext Amsterdam, from May 2011 until June 2014. From August 2010 until April 2011, Mr. Bot served as Chief Financial Officer and member of the Board of Directors of TNT N.V. Mr. Bot’s early career was spent with global management consulting firm, McKinsey & Company, where he spent twelve years, latterly as partner. Mr. Bot holds an MSc in Economics from Erasmus University, Rotterdam and an MBA from the University of Chicago Booth School of Business.

Mr. Bot’s annual base salary will be £375,000, and his target bonus will be 100% of his base salary. In connection with his hiring, we granted Mr. Bot a long term incentive grant, effective upon his start date, with a value of $1,500,000, which will consist of restricted share units and performance share units.

A copy of the press release issued in connection with the appointment of Mr. Bot is attached as Exhibit 99.1. The employment agreement for Mr. Bot will be filed as an exhibit to our Annual Report on Form 10-K for the year ending December 31, 2015.

On December 9, 2015, Philip Emery, our Executive Vice President and Chief Financial Officer, provided us with notice of his resignation from his employment with the Company. Mr. Emery will be taking a break in his career to spend more time with his family, and Mr. Emery will work together with Mr. Bot during the first few months of 2016 to ensure a smooth handover of duties. Mr. Emery will also continue in his role as a board member of Travelport controlled subsidiaries, eNett and Locomote, until he leaves the Company in 2016.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

99.1	Press Release dated December 14, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT WORLDWIDE LIMITED

/s/ Rochelle Boas
Rochelle Boas
Senior Vice President and Secretary

Date: December 14, 2015

TRAVELPORT WORLDWIDE LIMITED

CURRENT REPORT ON FORM 8-K

Report Dated December 14, 2015 (December 9, 2015)

EXHIBIT INDEX

99.1	Press Release dated December 14, 2015.